Share-based compensation (Tables)	12 Months Ended
Dec. 31, 2021
Share-based compensation
Schedule of summarized activity related to the LTIP awards

The table below sets forth the LTIP activity for the years ended December 31, 2021 and 2020:

		Weighted-average
		grant date fair value
(Shares in thousands)	Shares	per share
Unvested awards at January 1, 2020	1,346	$13.97
Granted	1,715	$4.16
Earned/vested	(384)	$9.01
Forfeited	(21)	$14.68
Unvested awards at December 31, 2020	2,656	$8.35
Granted	1,895	$8.74
Earned/vested	(156)	$16.24
Forfeited	(301)	$12.22
Unvested awards at December 31, 2021	4,094	$7.94

Schedule of fair values and key assumptions used for valuing grants made under the LTIP

	2021	2020	2019
Dividend yield	0.48%	0.48%	1.00%
Expected volatility	54.70%	53.70%	40.80%
Risk-free interest rate	0.34%	(0.02)%	0.63%
Expected term of awards (years)	3.00	3.00	3.00
Weighted-average fair value ($)	8.74	4.16	15.85
Weighted-average share price ($)	9.10	6.37	16.78